UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05740)

Exact name of registrant as specified in charter:	Putnam Managed Municipal Income Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2019

Date of reporting period:	November 1, 2018 — April 30, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam Investments

Putnam Managed Municipal Income Trust

Semiannual report
4 | 30 | 19

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
PMM

Putnam
Managed Municipal
Income Trust

Semiannual report
4 | 30 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

June 10, 2019

Dear Fellow Shareholder:

If there is any lesson to be learned from constantly changing financial markets, it is the importance of positioning your investment portfolio for your long-term goals. We believe that one strategy is to diversify across different asset classes and investment approaches.

We also believe your mutual fund investment offers a number of advantages, including constant monitoring by experienced investment professionals who maintain a long-term perspective. Putnam’s portfolio managers and analysts take a research-intensive approach that includes risk management strategies designed to serve you through changing conditions.

Another key strategy, in our view, is seeking the counsel of a financial advisor. For over 80 years, Putnam has recognized the importance of professional investment advice. Your financial advisor can help in many ways, including defining and planning for goals such as retirement, evaluating the level of risk appropriate for you, and reviewing your investments on a regular basis and making adjustments as necessary.

As always, your fund’s Board of Trustees remains committed to protecting the interests of Putnam shareholders like you, and we thank you for investing with Putnam.

Putnam Managed Municipal Income Trust has the flexibility to invest in municipal bonds issued by any state in the country or U.S. territory. As a closed-end fund, it shares some common characteristics with open-end mutual funds, but there are some key differences that investors should understand as they consider their portfolio.

2 Managed Municipal Income Trust

Looking at a closed-end fund’s performance

You will usually see that the NAV and the market price differ. The market price can be influenced by several factors that cause it to vary from the NAV, including fund distributions, changes in supply and demand for the fund’s shares, changing market conditions, and investor perceptions of the fund or its investment manager.

A mix of credit qualities

In addition to its flexible geographical focus, Putnam Managed Municipal Income Trust combines bonds of differing credit quality. The fund invests in high-quality bonds, but also includes an allocation to lower-rated bonds, which may offer higher income in return for more risk.

Managed Municipal Income Trust 3

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See below and pages 10–11 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV. Fund results reflect the use of leverage, while index results are unleveraged and Lipper results reflect varying use of, and methods for, leverage.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/19. See above and pages 10–11 for additional fund performance information. Index descriptions can be found on page 13.

4 Managed Municipal Income Trust

How was the market for municipal bonds during the period?

Municipal bonds performed well on both an absolute basis and relative to other asset classes for the period, with much of the momentum coming in the second half of the period. During the first three months of the period, which coincided with the fourth quarter of 2018, markets were rattled by several concerns, including rising interest rates, the partial U.S. government shutdown, slowing global growth, and geopolitical tensions. Investors responded by selling higher-risk equity and fixed-income investments and buying more conservative fixed-income investments.

With the prevailing macroeconomic and geopolitical winds presenting some uncertainty about the pace of global growth, the Federal Reserve became quite dovish in its outlook for future interest-rate hikes during the first quarter of 2019. The shift in the Fed’s monetary policy, combined with the end of the federal government shutdown in January 2019 and optimism over a U.S.–China trade agreement, rallied investor sentiment and increased demand for higher-risk assets.

Managed Municipal Income Trust 5

Credit qualities are shown as a percentage of the fund’s net assets (common and preferred shares) as of 4/30/19. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

Top ten state allocations are shown as a percentage of the fund’s net assets (common and preferred shares) as of 4/30/19. Investments in Puerto Rico represented 0.2% of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the differing treatment of interest accruals, the floating rate portion of tender option bonds, derivative securities, if any, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Managed Municipal Income Trust

Technicals, or supply and demand dynamics, were favorable during the period. With the Tax Cuts and Jobs Act of 2017 capping the deductibility of state and local taxes at $10,000 a year, many Americans faced higher taxes for 2018. As a result, tax-exempt bond funds saw heightened demand and record inflows, which supported prices.

Given their favorable technicals, tax-exempt municipal bonds enjoyed solid returns that outperformed Treasuries and the fixed-income markets for the period.

How did the fund perform during the reporting period?

For the six months ended April 30, 2019, the fund outperformed the Bloomberg Barclays Municipal Bond Index [the municipal benchmark] but underperformed the average return of its Lipper peer group, High Yield Municipal Debt Funds.

What was your investment approach?

We favored an overweight position in bonds with longer intermediate maturities while underweighting shorter intermediate and long maturity holdings as compared with the fund’s municipal benchmark. Consequently, the fund’s yield-curve positioning had more of a bulleted portfolio structure focused on the intermediate portion of the curve at period-end, which resulted in an average maturity of approximately 18 years. Additionally, we used market weakness in October and November 2018 to adjust duration in the portfolio to capture positive seasonal conditions in December and early January. [Duration is a measure of the portfolio’s sensitivity to interest rates.] Consequently, the fund’s duration positioning moved to a generally neutral stance relative to its Lipper peers during the period.

The fund held an overweight exposure to higher-quality bonds rated A and BBB relative to the fund’s Lipper peer group. We continued to look for what we view as attractively priced opportunities to move higher up the credit-quality spectrum. From a sector positioning perspective, we favored essential service utilities, continuing-care retirement community, and higher-education bonds relative to the fund’s Lipper group. The fund continued to be weighted more toward essential service revenue bonds than toward local general obligation bonds [GOs], which typically rely on the taxing power of state and local governments.

Geographically, the fund held an overweight position in Illinois GOs relative to its benchmark. We believe that the state’s financial profile continues to stabilize, and this is not currently reflected by market spreads. As such, the Illinois GO holdings look attractive from a fundamental and relative value standpoint, in our view.

In February 2019, Puerto Rico reached an important milestone in its financial recovery. Federal bankruptcy Judge Laura Taylor Swain formally approved a major debt restructuring plan for Puerto Rico’s sales tax bonds known as “COFINA.” The agreement swapped out more than $17 billion in COFINA sales tax revenue bonds, including a senior and subordinate lien, for new bonds in a debt exchange. Senior lien bonds recovered roughly 93 cents on the dollar. Subordinate lien bonds recovered roughly 56 cents on the dollar. The restructured bonds were downsized — to about $12 billion — into one new single lien security.

The compromise agreement may help Puerto Rico save more than $400 million annually, which could be available for public services such as health, education, and pension payments. While the ruling brings clarity, and we believe the bond restructuring is a positive

Managed Municipal Income Trust 7

step to help resolve Puerto Rico’s debt crisis, the uncertainty of the island’s road to economic recovery causes us to remain cautious.

The fund remained significantly underweight in exposure to Puerto Rico municipal bonds during the period compared with the fund’s Lipper peer group.

Can you discuss changes in the fund’s dividend rate during the reporting period?

In November 2018, the Trustees of the Putnam Funds approved an amendment to the dividend policy for the Putnam closed-end funds to establish targeted distribution rates for common shares, effective with the December 2018 distribution. Under the policy, the fund currently expects to make monthly distributions to common shareholders at a distribution rate of $0.0320 per share, up from $0.0289 per share. The fund’s targeted distribution rate may change from time to time or be discontinued, based on market conditions, among other factors.

What is your outlook for interest rates and the municipal bond market?

We believe slower growth and the absence of inflationary pressures may keep any interest-rate increases by the data-dependent Fed on hold in 2019. This bodes well for municipal bond prices for the foreseeable future, in our view.

Although unfunded pension liabilities remain a concern for some municipalities, defaults for investment-grade municipal bonds have been rare and remain relatively low for non-investment-grade municipal bonds. The asset class also has demonstrated a low correlation to equities in recent years, suggesting that they could help play a defensive role in a diversified investment portfolio during periods of equity market volatility, in our view.

With their competitive tax-adjusted returns and stable credit fundamentals, municipals could perform relatively well in 2019, in our view. We’ll continue to monitor the market on a daily basis to capture opportunities that arise from supply and/or demand imbalances. We’ll also continue

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets (common and preferred shares). Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Managed Municipal Income Trust

to adjust the portfolio’s interest-rate sensitivity accordingly as our views change.

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Managed Municipal Income Trust 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2019, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return and comparative index results for periods ended 4/30/19

	Annual
	average
	Life of
	fund (since		Annual		Annual		Annual
	2/24/89)	10 years	average	5 years	average	3 years	average	1 year	6 months
NAV	6.46%	133.73%	8.86%	34.28%	6.07%	12.77%	4.09%	6.82%	6.35%
Market price	6.10	142.22	9.25	38.28	6.70	12.69	4.06	10.89	14.25
Bloomberg Barclays
Municipal Bond Index	5.81	56.03	4.55	19.14	3.56	7.97	2.59	6.16	5.68
Lipper High Yield
Municipal Debt
Funds (closed-end)	5.80	143.05	9.22	32.55	5.79	11.97	3.84	6.63	6.98
category average*

Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared with fund performance at net asset value. Fund results reflect the use of leverage, while index results are unleveraged and Lipper results reflect varying use of, and methods for, leverage.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/19, there were 12, 11, 11, 11, 11, and 6 funds, respectively, in this Lipper category.

Performance includes the deduction of management fees and administrative expenses.

10 Managed Municipal Income Trust

Fund price and distribution information For the six-month period ended 4/30/19

Distributions
Number		6
Income[1]		$0.1889
Capital gains[2]		—
Total		$0.1889
	Series A		Series C
Distributions — preferred shares	(240 shares)		(1,507 shares)
Income[1]	$1,664.03		$643.11
Capital gains[2]	—		—
Total	$1,664.03		$643.11
Share value	NAV		Market price
10/31/18	$7.64		$6.71
4/30/19	7.93		7.47
Current dividend rate (end of period)	NAV		Market price
Current dividend rate[3]	4.84%		5.14%
Taxable equivalent[4]	8.18		8.68

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

4 Assumes maximum 40.80% federal tax rate for 2019. Results for investors subject to lower tax rates would not be as advantageous.

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/19

	Annual
	average
	Life of
	fund (since		Annual		Annual		Annual
	2/24/89)	10 years	average	5 years	average	3 years	average	1 year	6 months
NAV	6.46%	141.76%	9.23%	36.20%	6.37%	13.37%	4.27%	6.14%	4.67%
Market price	6.11	154.68	9.80	42.21	7.30	14.66	4.67	10.28	10.94

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Managed Municipal Income Trust 11

Consider these risks before investing

Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, and factors related to a specific issuer, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.  You can lose money by investing in the fund. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

12 Managed Municipal Income Trust

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Managed Municipal Income Trust 13

Other information for shareholders

Important notice regarding share repurchase program

In September 2018, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal allows your fund to repurchase, in the 12 months beginning October 10, 2018, up to 10% of the fund’s common shares outstanding as of October 9, 2018.

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2019, Putnam employees had approximately $507,000,000 and the Trustees had approximately $71,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14 Managed Municipal Income Trust

Summary of Putnam Closed-End Funds’ Amended and Restated Dividend Reinvestment Plans

Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust and Putnam Premier Income Trust (each, a “Fund” and collectively, the “Funds”) each offer a dividend reinvestment plan (each, a “Plan” and collectively, the “Plans”). If you participate in a Plan, all income dividends and capital gain distributions are automatically reinvested in Fund shares by the Fund’s agent, Putnam Investor Services, Inc. (the “Agent”). If you are not participating in a Plan, every month you will receive all dividends and other distributions in cash, paid by check and mailed directly to you.

Upon a purchase (or, where applicable, upon registration of transfer on the shareholder records of a Fund) of shares of a Fund by a registered shareholder, each such shareholder will be deemed to have elected to participate in that Fund’s Plan. Each such shareholder will have all distributions by a Fund automatically reinvested in additional shares, unless such shareholder elects to terminate participation in a Plan by instructing the Agent to pay future distributions in cash. Shareholders who were not participants in a Plan as of January 31, 2010, will continue to receive distributions in cash but may enroll in a Plan at any time by contacting the Agent.

If you participate in a Fund’s Plan, the Agent will automatically reinvest subsequent distributions, and the Agent will send you a confirmation in the mail telling you how many additional shares were issued to your account.

To change your enrollment status or to request additional information about the Plans, you may contact the Agent either in writing, at P.O. Box 8383, Boston, MA 02266-8383, or by telephone at 1-800-225-1581 during normal East Coast business hours.

How you acquire additional shares through a Plan If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is greater than or equal to their net asset value per share on the payment date for a distribution, you will be issued shares of the Fund at a value equal to the higher of the net asset value per share on that date or 95% of the market price per share on that date.

If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is less than their net asset value per share on the payment date for a distribution, the Agent will buy Fund shares for participating accounts in the open market. The Agent will aggregate open-market purchases on behalf of all participants, and the average price (including brokerage commissions) of all shares purchased by the Agent will be the price per share allocable to each participant. The Agent will generally complete these open-market purchases within five business days following the payment date. If, before the Agent has completed open-market purchases, the market price per share (plus estimated brokerage commissions) rises to exceed the net asset value per share on the payment date, then the purchase price may exceed the net asset value per share, potentially resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares.

How to withdraw from a Plan Participants may withdraw from a Fund’s Plan at any time by notifying the Agent, either in writing or by telephone. Such withdrawal will be effective immediately if notice is received by the Agent with sufficient time prior to any distribution record date; otherwise, such withdrawal will be effective with respect to any subsequent distribution following notice of withdrawal. There is no penalty for withdrawing from or not participating in a Plan.

Plan administration The Agent will credit all shares acquired for a participant under a Plan to the account in which the participant’s common shares are held. Each participant will

Managed Municipal Income Trust 15

be sent reasonably promptly a confirmation by the Agent of each acquisition made for his or her account.

About brokerage fees Each participant pays a proportionate share of any brokerage commissions incurred if the Agent purchases additional shares on the open market, in accordance with the Plans. There are no brokerage charges applied to shares issued directly by the Funds under the Plans.

About taxes and Plan amendments

Reinvesting dividend and capital gain distributions in shares of the Funds does not relieve you of tax obligations, which are the same as if you had received cash distributions. The Agent supplies tax information to you and to the IRS annually. Each Fund reserves the right to amend or terminate its Plan upon 30 days’ written notice. However, the Agent may assign its rights, and delegate its duties, to a successor agent with the prior consent of a Fund and without prior notice to Plan participants.

If your shares are held in a broker or nominee name If your shares are held in the name of a broker or nominee offering a dividend reinvestment service, consult your broker or nominee to ensure that an appropriate election is made on your behalf. If the broker or nominee holding your shares does not provide a reinvestment service, you may need to register your shares in your own name in order to participate in a Plan.

In the case of record shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners of such shares, the Agent will administer the Plan on the basis of the number of shares certified by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

16 Managed Municipal Income Trust

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Managed Municipal Income Trust 17

The fund’s portfolio 4/30/19 (Unaudited)

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments	VRDN Variable Rate Demand Notes, which are floating-
AGM Assured Guaranty Municipal Corporation	rate securities with long-term maturities that carry
AMBAC AMBAC Indemnity Corporation	coupons that reset and are payable upon demand
COP Certificates of Participation	either daily, weekly or monthly. The rate shown is the
G.O. Bonds General Obligation Bonds	current interest rate at the close of the reporting
NATL National Public Finance Guarantee Corp.	period. Rates are set by remarketing agents and may
PSFG Permanent School Fund Guaranteed	take into consideration market supply and demand,
U.S. Govt. Coll. U.S. Government Collateralized	credit quality and the current SIFMA Municipal Swap
Index rate, which was 2.30% as of the close of the
reporting period.

MUNICIPAL BONDS AND NOTES (131.6%)*	Rating**	Principal amount	Value
Alabama (1.8%)
Jefferson Cnty., Swr. Rev. Bonds
Ser. D, 6.50%, 10/1/53	BBB	$500,000	$592,630
zero %, 10/1/46	BBB	3,950,000	3,654,422
Jefferson, Cnty. Rev. Bonds, (Warrants)
5.00%, 9/15/34	AA	2,075,000	2,407,062
5.00%, 9/15/33	AA	275,000	319,913
			6,974,027
Alaska (1.6%)
Northern Tobacco Securitization Corp. Rev. Bonds,
Ser. A, 5.00%, 6/1/46	B3	6,370,000	6,234,701
			6,234,701
Arizona (4.5%)
AZ State Indl. Dev. Auth. Ed. 144A Rev. Bonds,
(BASIS Schools, Inc.), Ser. G, 5.00%, 7/1/37	BB	500,000	534,145
Casa Grande, Indl. Dev. Auth. Rev. Bonds,
(Casa Grande Regl. Med. Ctr.)
Ser. A, 7.625%, 12/1/29 (escrow) F	D/P	1,800,000	5,380
7.25%, 12/1/19 (escrow) F	D/P	1,000,000	2,989
La Paz Cnty., Indl. Dev. Auth. Ed. Fac. Rev. Bonds,
(Harmony Pub. Schools), Ser. A
5.00%, 2/15/48	BBB	2,330,000	2,533,805
5.00%, 2/15/38	BBB	500,000	548,220
Maricopa Cnty., Indl. Dev. Auth. Ed. Rev. Bonds,
(Horizon Cmnty. Learning Ctr.), 5.00%, 7/1/35	BB+	500,000	522,295
Phoenix, Indl. Dev. Auth. Ed. Rev. Bonds
(Great Hearts Academies), 6.00%, 7/1/32
(Prerefunded 7/1/21)	AAA/P	200,000	218,414
(Choice Academies, Inc.), 5.625%, 9/1/42	BB	315,000	326,614
(Great Hearts Academies), 5.00%, 7/1/44	BBB–	1,700,000	1,807,865
(Choice Academies, Inc.), 4.875%, 9/1/22	BB	555,000	569,119
Phoenix, Indl. Dev. Auth. Ed. 144A Rev. Bonds,
(BASIS Schools, Inc.)
Ser. A, 5.00%, 7/1/46	BB	250,000	260,198
5.00%, 7/1/35	BB	900,000	952,722
Ser. A, 5.00%, 7/1/35	BB	600,000	635,148
Pinal Cnty., Indl. Dev. Auth. Env. Fac. 144A Rev.
Bonds, (Green Bond), 7.25%, 10/1/33	BB–/P	1,000,000	1,037,160

18 Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (131.6%)* cont.	Rating**	Principal amount	Value
Arizona cont.
Salt Verde, Fin. Corp. Gas Rev. Bonds
5.50%, 12/1/29	A3	$2,000,000	$2,516,940
5.00%, 12/1/37	A3	2,000,000	2,522,040
5.00%, 12/1/32	A3	570,000	704,383
Yavapai Cnty., Indl. Dev. Auth. Hosp. Fac. Rev. Bonds
(Yavapai Regl. Med.), 5.00%, 8/1/36	A3	200,000	226,472
(Yavapai Regl. Med. Ctr.), 5.00%, 8/1/34	A3	200,000	227,526
Yavapai Cnty., Indl. Dev. Ed. Auth. Rev. Bonds,
(Agribusiness & Equine Ctr.), 5.00%, 3/1/32	BB+	1,000,000	1,037,790
Yavapai Cnty., Indl. Dev. Ed. Auth. 144A Rev. Bonds,
Ser. A, 5.00%, 9/1/34	BB+	500,000	529,210
			17,718,435
California (8.0%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds,
(Episcopal Sr. Cmntys.), 6.00%, 7/1/31	A–/F	660,000	713,255
CA School Fin. Auth. Rev. Bonds, (2023 Union, LLC),
Ser. A, 6.00%, 7/1/33	BBB	465,000	523,585
CA State Muni. Fin. Auth. Charter School Rev. Bonds,
(Partnerships Uplift Cmnty.), Ser. A, 5.00%, 8/1/32	BB	665,000	689,126
CA State Poll. Control Fin. Auth. Rev. Bonds
(Wtr. Furnishing), 5.00%, 11/21/45	Baa3	1,000,000	1,054,640
(San Jose Wtr. Co.), 4.75%, 11/1/46	A	1,100,000	1,215,984
CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Terraces at San Joaquin Gardens), Ser. A,
6.00%, 10/1/47	BB/P	1,345,000	1,436,191
(American Baptist Homes West), 5.75%, 10/1/25	BBB+/F	3,000,000	3,049,410
(U. CA Irvine E. Campus Apts. Phase 1),
5.375%, 5/15/38	Baa1	1,000,000	1,067,990
(899 Charleston, LLC), Ser. A, 5.25%, 11/1/44	BB/P	450,000	482,558
(U. CA Irvine E. Campus Apts. Phase 1),
5.125%, 5/15/31	Baa1	2,250,000	2,404,733
Golden State Tobacco Securitization Corp. Rev.
Bonds, Ser. A-2, 5.00%, 6/1/47	BB/P	5,000,000	4,908,000
La Verne, COP, (Brethren Hillcrest Homes),
5.00%, 5/15/36	BBB–/F	325,000	338,978
Los Angeles, CA Dept. Wtr & Pwr Rev Bonds Ser
C 5.00% 7/1/42 T	Aa2	6,460,000	7,669,384
Los Angeles, Regl. Arpt. Impt. Corp. Lease Rev.
Bonds, (Laxfuel Corp.), 4.50%, 1/1/27	A	400,000	420,004
Morongo Band of Mission Indians 144A Rev. Bonds,
Ser. B, 5.00%, 10/1/42	BBB–/F	2,350,000	2,559,714
Rancho Cordova, Cmnty. Fac. Dist. Special Tax
Bonds, (Sunridge Anatolia), Ser. 03-1, 5.00%, 9/1/37	BBB–/P	350,000	373,275
San Francisco City & Cnty., Redev. Agcy. Cmnty.
Successor Special Tax Bonds, (No. 6 Mission Bay
Pub. Impts.), Ser. C
zero %, 8/1/43	BBB/P	2,000,000	539,580
zero %, 8/1/38	BBB/P	2,000,000	728,800

Managed Municipal Income Trust 19

MUNICIPAL BONDS AND NOTES (131.6%)* cont.	Rating**	Principal amount	Value
California cont.
Sunnyvale, Special Tax Bonds, (Cmnty. Fac. Dist.
No. 1), 7.75%, 8/1/32	B+/P	$835,000	$837,346
Yucaipa Special Tax Bonds, (Cmnty. Fac. Dist.
No. 98-1 Chapman Heights), 5.375%, 9/1/30	A	375,000	401,224
			31,413,777
Colorado (3.0%)
Broadway Station Metro. Dist. No. 2 Co. G.O. Bonds,
Ser. A, 5.125%, 12/1/48	B/P	500,000	505,750
Central Platte Valley, Metro. Dist. G.O. Bonds,
5.00%, 12/1/43	BB+	400,000	422,924
CO Pub. Hwy. Auth. Rev. Bonds, (E-470), Ser. C,
5.375%, 9/1/26	A2	500,000	521,065
CO State Educ. & Cultural Fac. Auth. Rev. Bonds,
(Skyview Academy), 5.125%, 7/1/34	BB	755,000	787,790
CO State Hlth. Fac. Auth. Rev. Bonds
(Christian Living Cmnty.), 6.375%, 1/1/41	BB/P	810,000	870,620
(Total Longterm Care National), Ser. A, 6.25%,
11/15/40 (Prerefunded 11/15/20)	AAA/P	300,000	320,607
(Evangelical Lutheran Good Samaritan Society
Oblig. Group (The)), 5.625%, 6/1/43	BBB	250,000	275,650
(Evangelical Lutheran Good Samaritan Society
Oblig. Group (The)), 5.00%, 12/1/33	BBB	1,100,000	1,172,171
CO State Hlth. Fac. Auth. Hosp. Rev. Bonds
(Frasier Meadows Retirement Cmnty.), Ser. B,
5.00%, 5/15/48	BB+/F	1,500,000	1,562,760
(Christian Living Neighborhood), 5.00%, 1/1/37	BB/P	1,250,000	1,338,363
(Christian Living Neighborhood), 5.00%, 1/1/31	BB/P	500,000	543,890
Eaton, Area Park & Recreation Dist. G.O. Bonds,
5.25%, 12/1/34	BB/P	220,000	231,103
Park Creek, Metro. Dist. Tax Allocation Bonds,
(Sr. Ltd. Property Tax Supported), Ser. A,
5.00%, 12/1/45	A/F	225,000	247,757
Plaza, Tax Alloc. Bonds, (Metro. Dist. No. 1),
5.00%, 12/1/40	BB–/P	1,650,000	1,711,166
Regl. Trans. Dist. Rev. Bonds, (Denver Trans.
Partners), 6.00%, 1/15/41	Baa3	750,000	778,515
Southlands, Metro. Dist. No. 1 G.O. Bonds, Ser. A-1,
5.00%, 12/1/37	Ba1	500,000	539,765
			11,829,896
Connecticut (0.4%)
Harbor Point Infrastructure Impt. Dist. 144A Tax
Alloc. Bonds, (Harbor Point Ltd.), 5.00%, 4/1/39	BB/P	1,500,000	1,607,160
			1,607,160
Delaware (2.5%)
DE State Econ. Dev. Auth. Rev. Bonds
(Delmarva Pwr.), 5.40%, 2/1/31	A–	500,000	520,585
(Indian River Pwr.), 5.375%, 10/1/45	Baa3	2,600,000	2,695,784
(ASPIRA of Delaware Charter Operations, Inc.),
Ser. A, 5.00%, 6/1/51	BB+	1,035,000	1,085,208
(ASPIRA Charter School), Ser. A, 5.00%, 6/1/36	BB+	705,000	752,989

20 Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (131.6%)* cont.	Rating**	Principal amount	Value
Delaware cont.
DE State Hlth. Fac. Auth. VRDN, (Christiana Care),
Ser. A, 2.30%, 10/1/38	VMIG 1	$3,000,000	$3,000,000
Millsboro Special Oblig. 144A Tax Alloc. Bonds,
(Plantation Lakes Special Dev. Dist.), 5.125%, 7/1/38	BB–/P	1,490,000	1,559,211
			9,613,777
District of Columbia (1.5%)
DC Rev. Bonds, (Howard U.), Ser. A
6.50%, 10/1/41	BBB–	395,000	413,225
6.25%, 10/1/32	BBB–	525,000	550,289
DC Tobacco Settlement Fin. Corp. Rev. Bonds,
Ser. A, zero %, 6/15/46	CCC/P	7,500,000	1,157,625
DC, Rev. Bonds, (Methodist Home of The DC (The)),
Ser. A, 5.25%, 1/1/39	BB–/P	250,000	245,770
DC, Wtr. & Swr. Auth. Pub. Util. Rev. Bonds, Ser. C,
5.00%, 10/1/39	AA+	3,000,000	3,385,170
			5,752,079
Florida (5.5%)
Cap. Trust Agcy. Senior Living 144A Rev. Bonds,
(H-Bay Ministries, Inc.-Superior Residencies), Ser. C,
7.50%, 7/1/53	B–/P	250,000	248,438
Celebration Pointe Cmnty. Dev. Dist. No. 1 144A
Special Assessment Bonds, (Alachua Cnty.),
5.00%, 5/1/48	B/P	250,000	256,460
Double Branch Cmnty. Dev. Dist. Special Assmt.
Bonds, (Sr. Lien), Ser. A-1, 4.125%, 5/1/31	A–	500,000	521,750
Fishhawk, CCD IV Special Assmt. Bonds,
7.25%, 5/1/43	B/P	380,000	413,786
Greater Orlando Aviation Auth. Rev. Bonds,
(JetBlue Airways Corp.), 5.00%, 11/15/36	B/P	1,000,000	1,050,550
Halifax Hosp. Med. Ctr. Rev. Bonds, 5.00%, 6/1/36	A–	1,300,000	1,443,819
Lakeland, Retirement Cmnty. 144A Rev. Bonds,
(1st Mtge. — Carpenters), 6.375%, 1/1/43	BBB–/F	840,000	841,714
Lakewood Ranch, Stewardship Dist. Special
Assessment Bonds, (Village of Lakewood Ranch
South), 5.125%, 5/1/46	B+/P	905,000	928,503
Lakewood Ranch, Stewardship Dist. Special Assmt.
Bonds, 4.875%, 5/1/35	BB–/P	485,000	495,491
Martin Cnty., Rev. Bonds, (Indiantown
Cogeneration), 4.20%, 12/15/25	BBB+	1,500,000	1,528,950
Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds,
(Mount Sinai Med. Ctr.), 5.00%, 11/15/29	Baa1	1,000,000	1,094,950
Miami-Dade Cnty., Rev. Bonds, (Tran. Syst. Sales
Surtax), 5.00%, 7/1/42	AA	2,000,000	2,163,200
Miami-Dade Cnty., Indl. Dev. Auth. Rev. Bonds,
(Pinecrest Academy, Inc.), 5.00%, 9/15/34	BBB	1,240,000	1,328,635
Midtown Miami Cmnty. Dev. Dist. Special Assmt.
Bonds, (Garage), Ser. A, 5.00%, 5/1/29	BB–/P	570,000	599,247
Sarasota Cnty., Hlth. Fac. Auth. Rev. Bonds,
(Village on the Isle), Ser. A, 5.00%, 1/1/37	BBB–/F	1,000,000	1,068,800
Sarasota Cnty., Pub. Hosp. Dist. Rev. Bonds,
(Sarasota Memorial Hosp.), 4.00%, 7/1/48	A1	1,500,000	1,554,360

Managed Municipal Income Trust 21

MUNICIPAL BONDS AND NOTES (131.6%)* cont.	Rating**	Principal amount	Value
Florida cont.
South Lake Hosp. Dist. Rev. Bonds, (South Lake
Hosp.), Ser. A, 6.00%, 4/1/29	Baa1	$1,000,000	$1,002,740
Southeast Overtown Park West Cmnty. Redev. Agcy.
144A Tax Alloc. Bonds, Ser. A-1, 5.00%, 3/1/30	BBB+	480,000	532,848
Tallahassee, Hlth. Fac. Rev. Bonds, (Tallahassee
Memorial HealthCare, Inc.), Ser. A, 5.00%, 12/1/55	Baa1	1,000,000	1,089,950
Tolomato, Cmnty. Dev. Dist. Special Assmt. Bonds,
5.40%, 5/1/37	B+/P	600,000	600,696
Verandah, West Cmnty. Dev. Dist. Special Assmt.
Bonds, (Cap. Impt.), 5.00%, 5/1/33	B+/P	465,000	474,272
Village Cmnty. Dev. Dist. No. 10 Special Assmt.
Bonds, 5.75%, 5/1/31	BB/P	735,000	820,458
Village Cmnty. Dev. Dist. No. 12 144A Special
Assessment Bonds, 4.00%, 5/1/33	BB–/P	750,000	771,135
Village Cmnty. Dev. Dist. No. 8 Special Assmt. Bonds,
(Phase II), 6.125%, 5/1/39	BBB–/P	370,000	384,245
Village Cmnty. Dev. Dist. No. 9 Special Assmt. Bonds,
5.00%, 5/1/22	BBB–/P	205,000	212,378
			21,427,375
Georgia (4.2%)
Clayton Cnty., Dev. Auth. Special Fac. Rev. Bonds,
(Delta Airlines), Ser. A, 8.75%, 6/1/29	Baa3	3,000,000	3,214,920
Cobb Cnty., Dev. Auth. Student Hsg. Rev. Bonds,
(Kennesaw State U. Real Estate Oblig. Group), Ser. C,
5.00%, 7/15/38	Baa2	750,000	804,075
GA State Private College & U. Auth. Rev. Bonds,
(Mercer U.)
Ser. C, 5.25%, 10/1/30	Baa1	750,000	811,628
Ser. A, 5.25%, 10/1/27	Baa1	1,000,000	1,071,820
Ser. A, 5.00%, 10/1/32	Baa1	1,000,000	1,047,600
Gainesville & Hall Cnty., Dev. Auth. Edl. Fac. Rev.
Bonds, (Riverside Military Academy)
5.00%, 3/1/47	BBB–/F	1,000,000	1,077,060
5.00%, 3/1/37	BBB–/F	1,450,000	1,582,211
Gainesville & Hall Cnty., Devauth Retirement Cmnty.
Rev. Bonds, (Acts Retirement-Life Cmnty.), Ser. A-2,
6.375%, 11/15/29 (Prerefunded 11/15/19)	A–/F	700,000	717,535
Main St. Natural Gas, Inc. Gas Supply Rev. Bonds,
Ser. A, 5.00%, 5/15/34	A3	3,345,000	3,904,217
Muni. Election Auth. of GA Rev. Bonds, (Plant Voltage
Units 3 & 4), Ser. A, 5.50%, 7/1/60	A	2,000,000	2,137,720
			16,368,786
Guam (0.1%)
Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A,
5.00%, 10/1/34	Baa2	200,000	212,028
			212,028
Hawaii (1.0%)
HI State Dept. Budget & Fin. Rev. Bonds
(Craigside), Ser. A, 9.00%, 11/15/44
(Prerefunded 11/15/19)	B/P	400,000	415,448
(Hawaiian Elec. Co. — Subsidiary), 6.50%, 7/1/39	Baa2	3,000,000	3,028,470
(Kahala Nui), 5.125%, 11/15/32	A–/F	400,000	439,924
			3,883,842

22 Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (131.6%)* cont.	Rating**	Principal amount	Value
Idaho (0.5%)
ID State Hlth. Fac. Auth. Rev. Bonds, (St. Luke’s Hlth.
Sys. Oblig. Group), Ser. A, 4.00%, 3/1/38	A3	$2,000,000	$2,073,340
			2,073,340
Illinois (12.0%)
Chicago, G.O. Bonds, Ser. A
6.00%, 1/1/38	BBB+	2,560,000	2,920,858
5.50%, 1/1/49	BBB+	1,000,000	1,104,840
5.00%, 1/1/40	BBB+	2,000,000	2,135,740
Chicago, Special Assmt. Bonds, (Lake Shore East),
6.75%, 12/1/32	BB/P	1,572,000	1,580,835
Chicago, Board of Ed. G.O. Bonds
Ser. C, 5.25%, 12/1/39	B+	1,500,000	1,579,560
Ser. H, 5.00%, 12/1/36	B+	2,100,000	2,245,509
Chicago, Motor Fuel Tax Rev. Bonds, 5.00%, 1/1/29	Ba1	500,000	528,635
Chicago, O’Hare Intl. Arpt. Rev. Bonds
Ser. A, 5.00%, 1/1/38	A	700,000	816,753
Ser. C, 5.00%, 1/1/26	A2	2,595,000	2,860,079
Chicago, Waste Wtr. Transmission Rev. Bonds,
(2nd Lien), 5.00%, 1/1/39	A	1,360,000	1,456,478
Chicago, Wtr. Wks Rev. Bonds
5.00%, 11/1/39	A	875,000	959,770
5.00%, 11/1/30	A	1,000,000	1,142,030
Cicero, G.O. Bonds, Ser. A, AGM, 5.00%, 1/1/20	AA	1,250,000	1,275,075
Cook Cnty., G.O. Bonds, 5.00%, 11/15/35	AA–	500,000	556,650
Du Page Cnty., Special Svc. Area No. 31 Special Tax
Bonds, (Monarch Landing), 5.625%, 3/1/36	B/P	319,000	319,632
IL Fin. Auth. Rev. Bonds
(Silver Cross Hosp. & Med. Ctr.), 7.00%, 8/15/44
(Prerefunded 8/15/19)	AAA/P	2,000,000	2,030,280
(Navistar Intl. Recvy. Zone), 6.75%, 10/15/40	BB–	500,000	521,435
(American Wtr. Cap. Corp.), 5.25%, 10/1/39	A	1,575,000	1,589,144
IL State G.O. Bonds
5.25%, 2/1/30	Baa3	1,000,000	1,068,940
5.00%, 11/1/41	Baa3	1,250,000	1,318,838
5.00%, 1/1/41	Baa3	700,000	735,490
5.00%, 2/1/39	Baa3	200,000	207,712
Ser. A, 5.00%, 5/1/38	Baa3	1,000,000	1,070,970
5.00%, 11/1/34	Baa3	500,000	534,410
Ser. B, 5.00%, 10/1/31	Baa3	1,000,000	1,094,680
Ser. C, 5.00%, 11/1/29	Baa3	1,200,000	1,316,484
5.00%, 1/1/29	Baa3	1,095,000	1,186,016
Ser. A, 5.00%, 12/1/28	Baa3	1,760,000	1,946,085
Ser. D, 5.00%, 11/1/28	Baa3	1,000,000	1,105,420
IL State Fin. Auth. Rev. Bonds
(Three Crowns Park), 5.25%, 2/15/47	BB–/P	540,000	572,503
(Plymouth Place), 5.25%, 5/15/45	BB+/F	1,000,000	1,045,150
(Three Crowns Park), 5.25%, 2/15/37	BB–/P	305,000	325,435
(Southern IL Healthcare Enterprises, Inc.),
5.00%, 3/1/33	A+	700,000	800,212
(Windy City Portfolio), Ser. A-1, 4.375%, 12/1/42	BB	1,000,000	755,180
(Riverside Hlth. Syst.), 4.00%, 11/15/35	A+	500,000	522,015

Managed Municipal Income Trust 23

MUNICIPAL BONDS AND NOTES (131.6%)* cont.	Rating**	Principal amount	Value
Illinois cont.
IL State Fin. Auth. Student Hsg. & Academic Fac. Rev.
Bonds, (U. of IL-CHF-Chicago, LLC), Ser. A
5.00%, 2/15/47	Baa3	$500,000	$546,740
5.00%, 2/15/37	Baa3	500,000	555,415
Metro. Pier & Exposition Auth. Rev.
Bonds, (McCormick Place Expansion),
Ser. B, stepped-coupon zero % (4.950%, 6/15/31),
12/15/47 ††	BBB	1,500,000	894,945
Metro. Wtr. Reclamation Dist. of Greater Chicago
G.O. Bonds, Ser. A, 5.00%, 12/1/31	AA+	1,000,000	1,166,190
Sales Tax Securitization Corp. Rev. Bonds, Ser. C,
5.50%, 1/1/36	AA–	2,000,000	2,379,700
			46,771,833
Indiana (0.5%)
IN State Fin. Auth. Edl. Fac. Rev. Bonds, (Butler U.),
Ser. B, 5.00%, 2/1/29	A–	500,000	538,180
Valparaiso, Exempt Facs. Rev. Bonds, (Pratt Paper,
LLC), 6.75%, 1/1/34	B+/P	1,125,000	1,298,981
			1,837,161
Iowa (0.2%)
IA State Fin. Auth. Midwestern Disaster Rev. Bonds,
(IA Fertilizer Co., LLC), 5.25%, 12/1/25	B+	750,000	808,703
			808,703
Kansas (0.4%)
Lenexa, Hlth. Care Fac. Rev. Bonds, (LakeView
Village), 7.125%, 5/15/29 (Prerefunded 5/15/19)	BB/P	500,000	500,970
Wichita, Hlth. Care Fac. Rev. Bonds, (Presbyterian
Manors), Ser. I, 5.00%, 5/15/33	BB–/P	500,000	532,135
Wyandotte, Cnty./Kansas City, Unified Govt. 144A
Rev. Bonds, (Legends Apt. Garage & West Lawn),
4.50%, 6/1/40	AA	500,000	508,335
			1,541,440
Kentucky (2.5%)
KY Econ. Dev. Fin. Auth. Rev. Bonds, (Masonic Home
Indpt. Living), 5.00%, 5/15/46	BB/P	1,000,000	1,029,240
KY Pub. Trans. Infrastructure Auth. Rev. Bonds,
(1st Tier Downtown Crossing), Ser. A, 6.00%, 7/1/53	Baa3	1,100,000	1,206,524
KY State Econ. Dev. Fin. Auth. Rev. Bonds,
(Owensboro Hlth.), Ser. A, 5.25%, 6/1/41	Baa3	125,000	139,348
KY State Econ. Dev. Fin. Auth. Hlth. Care Rev. Bonds,
(Masonic Homes of KY), 5.375%, 11/15/42	BB–/P	900,000	934,695
KY State Pub. Energy Auth. Gas Supply Mandatory
Put Bonds (6/1/25), Ser. C-1, 4.00%, 12/1/49	A3	2,100,000	2,290,470
Louisville & Jefferson Cnty., Metro. Govt. Hlth. Syst.
Rev. Bonds, (Norton Healthcare Oblig. Group),
5.50%, 10/1/33	A–	3,000,000	3,377,280
Owen Cnty., Wtr. Wks. Syst. Rev. Bonds, (American
Wtr. Co.), Ser. A, 6.25%, 6/1/39	A	700,000	702,310
			9,679,867

24 Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (131.6%)* cont.	Rating**	Principal amount	Value
Louisiana (0.6%)
LA State Pub. Fac. Solid Waste Disp. Auth. Rev.
Bonds, (LA Pellets, Inc.), Ser. A, 8.375%, 7/1/39
(In default) †	D/P	$500,000	$5
Pub. Fac. Auth. Rev. Bonds, (Tulane U.), Ser. A,
4.00%, 12/15/50	A2	750,000	779,648
Pub. Fac. Auth. Dock & Wharf 144A Rev. Bonds,
(Impala Warehousing, LLC), 6.50%, 7/1/36	B+/P	1,000,000	1,094,950
St. Tammany, Public Trust Fin. Auth. Rev. Bonds,
(Christwood), 5.25%, 11/15/37	BB/P	385,000	408,681
			2,283,284
Maine (0.7%)
ME Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
(ME Gen. Med. Ctr.), 7.50%, 7/1/32	Ba3	1,000,000	1,106,400
(MaineGeneral Health Oblig. Group), 6.95%, 7/1/41	Ba3	1,000,000	1,086,240
ME State Fin. Auth. Solid Waste Disp. 144A
Mandatory Put Bonds (8/1/25), (Casella Waste Syst.),
5.125%, 8/1/35	B	500,000	525,150
			2,717,790
Maryland (1.4%)
Frederick Cnty., Edl. Fac. 144A Rev. Bonds,
(Mount St. Mary’s U.), Ser. A, 5.00%, 9/1/37	BB+	500,000	539,140
MD Econ. Dev. Corp. Poll. Control Rev. Bonds,
(Potomac Electric Power Co.), 6.20%, 9/1/22	A2	550,000	560,445
Prince Georges Cnty., Rev. Bonds, (Collington
Episcopal Life Care Cmnty., Inc.), 5.25%, 4/1/37	BB/P	1,200,000	1,281,552
Prince Georges Cnty., Special Oblig. 144A Tax Alloc.
Bonds, (Westphalia Town Ctr.), 5.125%, 7/1/39	B/P	1,000,000	1,047,750
Westminster, Rev. Bonds
(Lutheran Village at Miller’s Grant, Inc. (The)),
Ser. A, 6.00%, 7/1/34	B–/P	250,000	266,498
(Carroll Lutheran Village, Inc.), 5.125%, 7/1/34	BB/P	1,500,000	1,595,205
			5,290,590
Massachusetts (2.0%)
MA State Dev. Fin. Agcy. Rev. Bonds
(Suffolk U.), Ser. A, 6.25%, 7/1/30	Baa2	360,000	362,711
(Loomis Communities), Ser. A, 6.00%, 1/1/33	BBB/P	100,000	111,026
(Loomis Communities), Ser. A, U.S. Govt. Coll.,
6.00%, 1/1/33 (Prerefunded 1/1/23)	AAA/P	100,000	116,686
(Suffolk U.), Ser. A, 5.75%, 7/1/39	Baa2	320,000	322,150
(Linden Ponds, Inc.), Ser. B, zero %, 11/15/56	B–/P	439,022	117,232
MA State Dev. Fin. Agcy. 144A Rev. Bonds,
(Linden Ponds, Inc. Fac.)
5.125%, 11/15/46	BB/F	1,000,000	1,044,070
5.00%, 11/15/38	BB/F	500,000	523,150
MA State Dev. Fin. Agcy. Hlth. Care Fac. 144A Rev.
Bonds, (Adventcare), Ser. A, 6.65%, 10/15/28	B/P	995,000	995,259
MA State Port Auth. Rev. Bonds, Ser. A, 5.00%, 7/1/40	Aa2	2,795,000	3,327,168
MA State Port Auth. Special Fac. Rev. Bonds,
(Conrac), Ser. A, 5.125%, 7/1/41	A	750,000	796,395
			7,715,847

Managed Municipal Income Trust 25

MUNICIPAL BONDS AND NOTES (131.6%)* cont.	Rating**	Principal amount	Value
Michigan (6.0%)
Detroit, G.O. Bonds, 5.00%, 4/1/37	Ba3	$750,000	$802,260
Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. B, AGM,
6.25%, 7/1/36	AA	5,000	5,035
Flint, Hosp. Bldg. Auth. Rev. Bonds, Ser. A,
5.25%, 7/1/39	Ba1	750,000	782,948
Great Lakes, Wtr. Auth. Swr. Rev. Bonds, (Brazos
Presbyterian Homes, Inc.), Ser. C, 5.00%, 7/1/36	A	2,000,000	2,293,140
Kentwood, Economic Dev. Rev. Bonds,
(Holland Home), 5.625%, 11/15/32	BBB–/F	2,195,000	2,355,059
MI State Fin. Auth. Rev. Bonds
(Local Govt. Loan Program — Detroit Wtr. & Swr.
Dept. (DWSD)), Ser. D-2, 5.00%, 7/1/34	A+	400,000	456,828
(Detroit Wtr. & Swr.), Ser. C-6, 5.00%, 7/1/33	A+	600,000	673,338
MI State Fin. Auth. Ltd. Oblig. Rev. Bonds
(Lawrence Technological U.), 5.00%, 2/1/47	BB+	2,150,000	2,303,725
(Kalamazoo College), 4.00%, 12/1/47	A1	1,000,000	1,050,770
MI State Hosp. Fin. Auth. Rev. Bonds, (Trinity Hlth.
Credit Group), Ser. A, 5.00%, 12/1/47 T	Aa3	8,500,000	9,186,653
MI State Strategic Fund Ltd. Rev. Bonds,
(Worthington Armstrong Venture), 5.75%, 10/1/22
(Escrowed to maturity)	AAA/P	1,350,000	1,517,184
Wayne Cnty., Arpt. Auth. Rev. Bonds, Ser. A,
5.00%, 12/1/21	A2	2,000,000	2,154,420
			23,581,360
Minnesota (1.3%)
Baytown Twp., Lease Rev. Bonds, Ser. A,
4.00%, 8/1/41	BB+	380,000	368,528
Ham Lake, Charter School Lease Rev. Bonds,
(DaVinci Academy of Arts & Science), Ser. A,
5.00%, 7/1/47	BB–/P	500,000	512,670
Rochester, Hlth. Care Fac. Rev. Bonds,
(Olmsted Med. Ctr.), 5.875%, 7/1/30	A/F	1,000,000	1,043,690
Sartell, Hlth. Care & Hsg. Facs. Rev. Bonds,
(Country Manor Campus, LLC)
5.25%, 9/1/30	B–/P	500,000	535,055
5.25%, 9/1/27	B–/P	750,000	810,998
St. Paul, Hsg. & Redev. Auth. Charter School Lease
Rev. Bonds, (Nova Classical Academy), Ser. A
6.625%, 9/1/42 (Prerefunded 9/1/21)	BBB–	250,000	277,948
6.375%, 9/1/31	BBB–	250,000	269,370
St. Paul, Port Auth. Lease Rev. Bonds,
(Regions Hosp. Pkg. Ramp), Ser. 1, 5.00%, 8/1/36	A–/P	1,125,000	1,126,991
			4,945,250
Mississippi (1.4%)
MS State Bus. Fin. Corp. Rev. Bonds, (System Energy
Resources, Inc.), 2.50%, 4/1/22	BBB+	5,600,000	5,619,768
			5,619,768

26 Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (131.6%)* cont.	Rating**	Principal amount	Value
Missouri (1.4%)
MO State Hlth. & Edl. Fac. Auth. VRDN, (WA U. (The)),
Ser. D, 2.20%, 9/1/30	VMIG 1	$1,000,000	$1,000,000
Saint Louis, Indl. Dev. Auth. Fin. Rev. Bonds,
(Ballpark Village Dev.), Ser. A, 4.75%, 11/15/47	BB–/P	875,000	905,231
St. Louis Arpt. Rev. Bonds, (Lambert-St. Louis Intl.),
Ser. A-1, 6.625%, 7/1/34	A2	1,000,000	1,007,750
St. Louis Cnty., Indl. Dev. Auth. Sr. Living Fac. Rev.
Bonds, (Friendship Village Oblig. Group), Ser. A,
5.00%, 9/1/38	BB+/F	2,500,000	2,701,050
			5,614,031
Nebraska (1.5%)
Central Plains, Energy Mandatory Put Bonds
(1/1/24), (No. 4), 5.00%, 3/1/50	A3	4,500,000	4,998,690
Lancaster Cnty., Hosp. Auth. Rev. Bonds,
(Immanuel Oblig. Group), 5.50%, 1/1/30	AA/F	1,000,000	1,022,600
			6,021,290
Nevada (1.7%)
Clark Cnty., Arpt. Rev. Bonds, Ser. A-2, 5.00%, 7/1/33	Aa3	1,050,000	1,184,211
Clark Cnty., Impt. Dist. Special Assmt. Bonds,
(Mountains Edge Local No. 142), 5.00%, 8/1/21	A	465,000	490,487
Clark Cnty., Impt. Dist. No. 159 Special Assessment
Bonds, (Summerlin Village 16A), 5.00%, 8/1/32	B+/P	480,000	500,880
Las Vegas, Special Assmt. Bonds
5.00%, 6/1/31	B+/P	410,000	422,394
(Dist. No. 607 Local Impt.), 5.00%, 6/1/23	BBB–/P	340,000	362,960
Las Vegas, Impt. Dist. No. 812 Special Assessment
Bonds, (Summerlin Village 24), 5.00%, 12/1/35	B/P	250,000	256,613
North Las Vegas, G.O. Bonds, AGM, 4.00%, 6/1/33	AA	3,095,000	3,323,999
			6,541,544
New Hampshire (3.3%)
National Fin. Auth. 144A Rev. Bonds, (Covanta
Holding Corp.), Ser. C, 4.875%, 11/1/42	B1	1,275,000	1,301,635
NH State Bus. Fin. Auth. Solid Waste Disp. 144A
Mandatory Put Bonds (10/1/19), (Casella Waste
Syst., Inc.), 4.00%, 4/1/29	B	350,000	351,733
NH State Hlth. & Ed. Fac. Auth. Rev. Bonds
(Rivermead), Ser. A, 6.875%, 7/1/41	BB+/P	2,000,000	2,122,180
(Rivermead), Ser. A, 6.625%, 7/1/31	BB+/P	1,320,000	1,404,031
(Catholic Med. Ctr.), 5.00%, 7/1/44	A–	1,000,000	1,120,970
(Concord Hosp. Trust), 5.00%, 10/1/42	A2	3,250,000	3,693,398
(Kendel at Hanover), 5.00%, 10/1/40	BBB+/F	585,000	630,911
(Elliot Hosp.), 5.00%, 10/1/38	A–	250,000	283,630
(Southern NH Med. Ctr.), 5.00%, 10/1/37	A–	1,000,000	1,134,210
NH State Hlth. & Ed. Fac. Auth. 144A Rev. Bonds,
(Hillside Village), Ser. A, 6.25%, 7/1/42	B–/P	750,000	803,325
			12,846,023
New Jersey (7.7%)
Atlantic City, G.O. Bonds, (Tax Appeal), Ser. B, AGM,
4.00%, 3/1/42	AA	1,250,000	1,316,550
Burlington Cnty., Bridge Comm. Econ. Dev. Rev.
Bonds, (The Evergreens), 5.625%, 1/1/38	BB+/P	1,500,000	1,499,850

Managed Municipal Income Trust 27

MUNICIPAL BONDS AND NOTES (131.6%)* cont.	Rating**	Principal amount	Value
New Jersey cont.
NJ State Econ. Dev. Auth. Rev. Bonds
(Ashland School, Inc.), 6.00%, 10/1/33	BBB	$1,000,000	$1,120,260
(NYNJ Link Borrower, LLC), 5.375%, 1/1/43	BBB–	1,000,000	1,104,900
Ser. EEE, 5.00%, 6/15/48	Baa1	3,000,000	3,287,010
(North Star Academy Charter School of Newark,
Inc.), 5.00%, 7/15/47	BBB–	1,000,000	1,089,720
Ser. AAA, 5.00%, 6/15/36	Baa1	350,000	383,593
(United Methodist Homes), Ser. A, 5.00%, 7/1/29	BBB–/F	500,000	530,760
Ser. B, 5.00%, 11/1/26	Baa1	3,000,000	3,446,940
5.00%, 6/15/26	Baa1	500,000	535,865
NJ State Econ. Dev. Auth. Fac. Rev. Bonds,
(Continental Airlines, Inc.), 5.625%, 11/15/30	BB	1,500,000	1,707,795
NJ State Econ. Dev. Auth. Special Fac. Rev. Bonds,
(Port Newark Container Term., LLC), 5.00%, 10/1/37	Ba1	1,500,000	1,644,450
NJ State Econ. Dev. Auth. Wtr. Fac. Rev. Bonds,
(NJ American Wtr. Co.)
Ser. A, 5.70%, 10/1/39	A1	2,600,000	2,639,390
Ser. D, 4.875%, 11/1/29	A1	700,000	725,431
NJ State Hlth. Care Fac. Fin. Auth. Rev. Bonds,
(St. Peter’s U. Hosp.), 6.25%, 7/1/35	Ba1	2,000,000	2,133,020
NJ State Trans. Trust Fund Auth. Rev. Bonds,
(Federal Hwy. Reimbursement Notes),
5.00%, 6/15/28	A+	600,000	691,740
North Hudson, Swr. Auth. Rev. Bonds, Ser. A
5.00%, 6/1/42	A+	945,000	1,017,264
5.00%, 6/1/42 (Prerefunded 6/1/22)	AAA/P	55,000	60,633
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. B,
5.00%, 6/1/46	BBB	3,300,000	3,446,784
Union Cnty., Util. Auth. Resource Recvy. Fac. Lease
Rev. Bonds, (Covanta Union), Ser. A, 5.25%, 12/1/31	AA+	1,450,000	1,566,841
			29,948,796
New Mexico (0.7%)
Farmington, Poll. Control Rev. Bonds
(Public Service Co. of San Juan, NM), Ser. D,
5.90%, 6/1/40	BBB+	500,000	519,855
(AZ Pub. Svc. Co.), Ser. B, 4.70%, 9/1/24	A2	2,000,000	2,077,160
			2,597,015
New York (8.0%)
Glen Cove, Local Econ. Assistance Corp. Rev. Bonds,
(Garvies Point Pub. Impt.), Ser. C, stepped-coupon
zero% (5.625%, 1/1/24), 1/1/55 ††	B/P	300,000	266,316
Metro. Trans. Auth. Rev. Bonds, (Green Bonds),
Ser. C-1, 4.00%, 11/15/32	A1	3,500,000	3,857,665
Metro. Trans. Auth. Dedicated Tax Mandatory Put
Bonds (6/1/22), Ser. A-2A, 2.75%, 11/1/26	AA	2,910,000	2,894,257
NY City, VRDN Ser. I, 2.29%, 4/1/36	VMIG 1	3,000,000	3,000,000
NY Counties, Tobacco Trust VI Rev. Bonds, (Tobacco
Settlement Pass Through), Ser. A-2B, 5.00%, 6/1/51	BBB	1,700,000	1,734,459
NY State Convention Ctr. Dev. Corp. Rev. Bonds,
(Hotel Unit Fee), zero %, 11/15/50	Aa3	2,500,000	785,850

28 Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (131.6%)* cont.	Rating**	Principal amount	Value
New York cont.
NY State Dorm. Auth. Non-State Supported Debt
Rev. Bonds, (NYU Hosp. Ctr.), 5.00%, 7/1/34	A3	$500,000	$562,875
NY State Dorm. Auth. Rev. Bonds, Ser. A, Group C ,
5.00% 3/15/42 T	Aa1	10,845,000	12,637,798
NY State Env. Fac. Corp. Solid Waste Disp. 144A
Mandatory Put Bonds (12/2/19), (Casella Waste
Syst., Inc.), 3.75%, 12/1/44	B	1,000,000	1,005,850
NY State Liberty Dev. Corp. 144A Rev. Bonds
(World Trade Ctr.), Class 2, 5.375%, 11/15/40	BB–/P	750,000	824,475
(3 World Trade Ctr., LLC), Class 1-3,
5.00%, 11/15/44	BB–/P	2,350,000	2,530,880
Port Auth. of NY & NJ Special Oblig. Rev. Bonds,
(KIAC Partners Special Project — 5th Installment),
6.75%, 10/1/19	BBB–/P	100,000	102,260
Port Auth. of NY & NJ Special Oblig. Rev. Bonds,
(John F. Kennedy Intl. Air Term.), 6.00%, 12/1/42	Baa1	1,000,000	1,058,480
			31,261,165
North Carolina (1.4%)
NC State Med. Care Comm. Hlth. Fac. Rev. Bonds,
(Presbyterian Homes), Ser. C, 5.00%, 10/1/31	A–/F	800,000	910,528
NC State Med. Care Comm. Retirement
Fac. Rev. Bonds
(Salemtowne), 5.375%, 10/1/45	BB/P	1,615,000	1,721,606
(Aldersgate United Methodist Retirement Cmnty.,
Inc.), Ser. A, 5.00%, 7/1/47	BB/P	400,000	419,644
(Aldersgate United Methodist Church),
5.00%, 7/1/45	BB/P	825,000	857,744
(Southminister, Inc.), 5.00%, 10/1/37	BB/P	965,000	1,026,992
(United Church Homes & Svcs. Oblig. Group),
Ser. A, 5.00%, 9/1/37	BB/P	500,000	527,445
			5,463,959
Ohio (5.2%)
Buckeye, Tobacco Settlement Fin. Auth. Rev. Bonds
Ser. A-2, 6.50%, 6/1/47	B3	4,000,000	3,990,480
Ser. A-3, 6.25%, 6/1/37	B–	5,850,000	5,774,873
Ser. A-2, 6.00%, 6/1/42	B3	4,000,000	3,942,000
Ser. B, zero %, 6/1/47	CCC+/P	10,000,000	572,500
Franklin Cnty., Hlth. Care Fac. Rev. Bonds,
(OH Presbyterian Retirement Svcs. (OPRS) Cmntys.
Oblig. Group), Ser. A, 5.625%, 7/1/26	BBB/F	1,250,000	1,287,200
Lake Cnty., Hosp. Fac. Rev. Bonds, (Lake Hosp. Syst.,
Inc.), Ser. C, 5.625%, 8/15/29	Baa1	245,000	245,784
OH State Air Quality Dev. Auth. Exempt Fac. 144A
Rev. Bonds, (Pratt Paper, LLC), 4.50%, 1/15/48	BB+/P	1,200,000	1,253,544
OH State Higher Edl. Fac. Comm. Rev. Bonds,
(Kenyon College)
5.00%, 7/1/44	A	525,000	542,378
U.S. Govt. Coll., 5.00%, 7/1/44
(Prerefunded 7/1/20)	AAA/P	275,000	285,571
OH State Private Activity Rev. Bonds, (Portsmouth
Bypass), AGM, 5.00%, 12/31/35	AA	750,000	841,410

Managed Municipal Income Trust 29

MUNICIPAL BONDS AND NOTES (131.6%)* cont.	Rating**	Principal amount	Value
Ohio cont.
Southeastern OH Port Auth. Hosp. Fac. Rev. Bonds
5.75%, 12/1/32	BB–/F	$900,000	$971,064
(Memorial Hlth. Syst. Oblig. Group),
5.00%, 12/1/43	BB–/F	150,000	154,539
Toledo-Lucas Cnty., Port Auth. Rev. Bonds,
(CSX Transn, Inc.), 6.45%, 12/15/21	A3	500,000	551,515
			20,412,858
Oklahoma (0.7%)
Tulsa Cnty., Indl. Auth. Rev. Bonds, (Sr. Living
Cmnty. Montereau, Inc.), Ser. A, 7.125%, 11/1/30
(Prerefunded 5/1/20)	BB–/P	1,250,000	1,315,625
Tulsa, Muni. Arpt. Trust Rev. Bonds, (American
Airlines, Inc.), Ser. B, 5.50%, 12/1/35	B+/P	1,250,000	1,351,363
			2,666,988
Oregon (0.4%)
Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds,
(Terwilliger Plaza, Inc.), 5.00%, 12/1/29	BBB/F	350,000	373,856
Warm Springs Reservation, Confederated Tribes
144A Rev. Bonds, (Pelton Round Butte Tribal), Ser. B,
6.375%, 11/1/33	A3	700,000	711,116
Yamhill Cnty., Hosp. Auth. Rev. Bonds, (Friendsview
Retirement Cmnty.), Ser. A, 5.00%, 11/15/36	BB/P	325,000	349,749
			1,434,721
Pennsylvania (5.7%)
Allegheny Cnty., Higher Ed. Bldg. Auth. Rev. Bonds
(Robert Morris U.), Ser. A, 5.50%, 10/15/30	Baa3	1,000,000	1,038,890
(Robert Morris U.-UPMC Events Ctr.),
5.00%, 10/15/47	Baa3	1,820,000	1,961,596
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds,
(Allegheny Hlth. Network Oblig. Group), Ser. A
5.00%, 4/1/35	A	1,200,000	1,392,852
5.00%, 4/1/32	A	1,425,000	1,672,052
Cap. Region Wtr. Rev. Bonds, 5.00%, 7/15/30	A+	1,500,000	1,809,975
Chester Cnty., Hlth. & Ed. Fac. Auth. Rev. Bonds,
(Immaculata U.), 5.00%, 11/1/46	BB/F	500,000	517,850
Chester Cnty., Indl. Dev. Auth. Rev. Bonds
(Collegium Charter School), Ser. A,
5.125%, 10/15/37	BB+	750,000	792,323
(Renaissance Academy Charter School),
5.00%, 10/1/34	BBB–	350,000	376,929
Chester Cnty., Indl. Dev. Auth. Student Hsg. Rev.
Bonds, (West Chester U. Student Hsg., LLC), Ser. A,
5.00%, 8/1/45	Baa3	1,000,000	1,043,810
Cmnwlth. Fin. Auth. Rev. Bonds, (Tobacco Master
Settlement Payment), 5.00%, 6/1/35	A1	1,000,000	1,171,430
Dallas, Area Muni. Auth. U. Rev. Bonds, (Misericordia
U.), 5.00%, 5/1/48	Baa3	500,000	540,870
Lycoming Cnty., Auth. Hlth. Syst. Rev. Bonds,
(Susquehanna Hlth. Syst.), Ser. A, 5.75%, 7/1/39	A+	3,000,000	3,017,700
Montgomery Cnty., Indl. Auth. Rev. Bonds,
(Whitemarsh Continuing Care Retirement Cmnty.),
Ser. A, 5.25%, 1/1/48	BB–/P	500,000	510,395

30 Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (131.6%)* cont.	Rating**	Principal amount	Value
Pennsylvania cont.
Moon, Indl. Dev. Auth. Rev. Bonds, (Baptist Homes
Society Oblig. Group), 5.75%, 7/1/35	B+/P	$1,500,000	$1,589,085
PA State Higher Edl. Fac. Auth. Rev. Bonds
(Shippensburg U.), 6.25%, 10/1/43
(Prerefunded 10/1/21)	BBB–	500,000	554,200
(Gwynedd Mercy College), Ser. KK1,
5.375%, 5/1/42	BBB	785,000	818,857
PA State Tpk. Comm. Rev. Bonds
Ser. B-1, 5.00%, 6/1/42	A3	900,000	1,015,983
Ser. A, 5.00%, 12/1/38	A1	500,000	560,275
Philadelphia, Auth. for Indl. Dev. Rev. Bonds,
(Master Charter School), 6.00%, 8/1/35
(Prerefunded 8/1/20)	BBB–	1,055,000	1,110,039
West Shore Area Auth. Rev. Bonds, (Lifeways
at Messiah Village), Ser. A, 5.00%, 7/1/35	BBB–/F	785,000	830,546
			22,325,657
Puerto Rico (0.3%)
Cmnwlth. of PR, G.O. Bonds, (Pub. Impt.), Ser. A,
NATL, 5.50%, 7/1/20	Baa2	1,000,000	1,024,750
			1,024,750
Rhode Island (0.4%)
RI Hlth. & Edl. Bldg. Corp. Rev. Bonds, (Lifespan
Oblig. Group-Hosp. Fin.), 5.00%, 5/15/25	BBB+	1,500,000	1,722,480
			1,722,480
South Carolina (3.6%)
SC State Jobs Econ. Dev. Auth. Edl. Fac. 144A Rev.
Bonds, (High Point Academy), Ser. A
5.75%, 6/15/49	Ba1	1,000,000	1,091,270
5.75%, 6/15/39	Ba1	500,000	551,435
SC State Jobs-Econ. Dev. Auth. Hosp. Rev. Bonds,
(Prisma Hlth. Oblig. Group), Ser. A, 5.00%, 5/1/43	A2	4,500,000	5,130,045
SC State Pub. Svcs. Auth. Rev. Bonds
Ser. A, 5.50%, 12/1/54	A+	2,000,000	2,221,960
Ser. C, 5.00%, 12/1/46	A+	2,500,000	2,753,675
(Santee Cooper), Ser. D, 5.00%, 12/1/43	A+	1,000,000	1,059,250
Ser. A, 5.00%, 12/1/36	A+	1,000,000	1,138,090
			13,945,725
Tennessee (0.3%)
Tennergy Corp., Gas Mandatory Put Bonds
(10/1/24), Ser. A, 5.00%, 2/1/50	Aa2	1,000,000	1,143,810
			1,143,810
Texas (14.1%)
Arlington, Higher Ed. Fin. Corp. Rev. Bonds,
(Uplift Ed.), Ser. A, PSFG, 4.00%, 12/1/42	AAA	1,000,000	1,056,310
Central TX Regl. Mobility Auth. Rev. Bonds, (Sr. Lien),
Ser. A, 5.00%, 1/1/33	A–	525,000	571,195
Clifton, Higher Ed. Fin. Corp. Rev. Bonds
(Intl. Leadership), Ser. D, 6.125%, 8/15/48	BB–/P	2,500,000	2,640,175
(Idea Pub. Schools), 5.00%, 8/15/32	BBB+	315,000	335,721
(IDEA Pub. Schools), 5.00%, 8/15/28	BBB+	200,000	231,316

Managed Municipal Income Trust 31

MUNICIPAL BONDS AND NOTES (131.6%)* cont.	Rating**	Principal amount	Value
Texas cont.
Dallas-Fort Worth, Intl. Arpt. Rev. Bonds
Ser. A, 5.00%, 11/1/43	A1	$2,600,000	$2,692,144
Ser. B, 4.50%, 11/1/45	A+	2,535,000	2,670,090
Harris Cnty., Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(Brazos Presbyterian Homes, Inc.), 5.00%, 1/1/37	BBB–/F	250,000	270,388
(YMCA of the Greater Houston Area), Ser. A,
5.00%, 6/1/33	Baa2	1,000,000	1,054,980
Houston, Arpt. Syst. Rev. Bonds
Ser. B-1, 5.00%, 7/15/35	BB	2,500,000	2,733,625
Ser. B-1, 5.00%, 7/15/30	BB	650,000	717,444
Ser. A, 5.00%, 7/1/24	A+	1,500,000	1,599,240
La Vernia, Higher Ed. Fin. Corp. Rev. Bonds, (Kipp,
Inc.), Ser. A, 6.25%, 8/15/39 (Prerefunded 8/15/19)	AAA/P	1,975,000	2,000,813
La Vernia, Higher Ed. Fin. Corp. 144A Rev. Bonds,
(Meridian World School, LLC), Ser. A, 5.25%, 8/15/35	BB+	1,000,000	1,056,530
Love Field, Arpt. Modernization Corp. Special Fac.
Rev. Bonds, (Southwest Airlines Co.), 5.25%, 11/1/40	A3	3,500,000	3,640,700
Matagorda Cnty., Poll. Control Rev. Bonds
(Central Pwr. & Light Co.), Ser. A, 6.30%, 11/1/29	A–	1,000,000	1,026,940
(Dist. No. 1), Ser. A, AMBAC, 4.40%, 5/1/30	A–	1,250,000	1,369,913
Montgomery Cnty., Toll Road Auth. Rev. Bonds,
5.00%, 9/15/36	BBB–	1,110,000	1,227,427
New Hope, Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(Wesleyan Homes, Inc.), 5.50%, 1/1/43	BB–/P	500,000	530,880
(Collegiate Student Hsg. Island Campus, LLC),
Ser. A, 5.00%, 4/1/42	Ba1	2,830,000	2,858,413
(Collegiate Hsg.-Tarleton St.), 5.00%, 4/1/39	Baa3	500,000	526,190
(Longhorn Village), 5.00%, 1/1/37	BB–/P	500,000	514,715
(MRC Crestview), 5.00%, 11/15/36	BB+/F	200,000	211,964
(Woman’s U.-Collegiate Hsg. Denton, LLC),
Ser. A-1, AGM, 4.125%, 7/1/53	AA	1,000,000	1,031,550
Newark, Higher Ed. Fin. Corp. Rev. Bonds,
(Austin Achieve Pub. Schools, Inc.), 5.00%, 6/15/48	BB–/P	500,000	508,050
North Texas Edl. Fin. Co. Rev. Bonds, (Uplift Edl.),
Ser. A, 5.25%, 12/1/47	BBB–	2,000,000	2,100,120
Red River, Hlth. Retirement Fac. Dev.
Corp. Rev. Bonds
(Happy Harbor Methodist Home, Inc.), Ser. A,
7.75%, 11/15/44	B–/P	420,000	486,671
(Sears Methodist Retirement Syst. Oblig. Group),
Ser. C, 6.25%, 5/9/53 (In default) †	D/P	39,000	1,170
(Sears Methodist Retirement Syst. Oblig. Group),
Ser. B, 6.15%, 11/15/49 (In default) †	D/P	749,000	22,470
(Sears Methodist Retirement Syst. Oblig. Group),
Ser. A, 6.05%, 11/15/46 (In default) †	D/P	441,000	13,230
(Sears Methodist Retirement Syst. Oblig. Group),
Ser. D, 6.05%, 11/15/46 (In default) †	D/P	76,000	2,280
(Sears Methodist Retirement Syst. Oblig. Group),
Ser. A, 5.45%, 11/15/38 (In default) †	D/P	1,124,000	33,720
(Sears Methodist Retirement Syst. Oblig. Group),
Ser. A, 5.15%, 11/15/27 (In default) †	D/P	593,000	17,790

32 Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (131.6%)* cont.	Rating**	Principal amount	Value
Texas cont.
Temple, Tax Increment 144A Tax Alloc. Bonds,
(Reinvestment Zone No. 1), Ser. A, 5.00%, 8/1/38	BB+	$1,500,000	$1,605,255
TX Private Activity Surface Trans. Corp. Rev. Bonds
(NTE Mobility), 7.50%, 12/31/31	Baa2	2,000,000	2,076,180
(LBJ Infrastructure), 7.00%, 6/30/40	Baa3	2,500,000	2,642,675
TX State Muni. Gas Acquisition & Supply Corp. III Rev.
Bonds, 5.00%, 12/15/28	A3	1,500,000	1,637,535
TX State Private Activity Bond Surface Trans. Corp.
Rev. Bonds, (Blueridge Trans. Group, LLC
(SH 288 Toll Lane))
5.00%, 12/31/55	Baa3	500,000	543,565
5.00%, 12/31/50	Baa3	750,000	817,433
TX State Trans. Comm. Rev. Bonds,
(State Hwy. 249 Sys.), Ser. A, zero %, 8/1/39	Baa3	700,000	293,692
TX State Transportation Commission G.O. Bonds,
Ser. A, 5.00% 10/1/44 T	Aaa	8,000,000	9,038,928
Uptown Dev. Auth. Tax Alloc. Bonds, Ser. A,
5.00%, 9/1/40	BBB	700,000	770,469
			55,179,896
Virginia (4.1%)
Cherry Hill Cmnty., Dev. Auth. 144A Special Assmt.
Bonds, (Potomac Shores), 5.40%, 3/1/45	B/P	1,000,000	1,035,270
Front Royal & Warren Cnty., Indl. Dev. Auth. Rev.
Bonds, (Valley Hlth. Oblig. Group), 4.00%, 1/1/50	A1	2,500,000	2,597,000
Henrico Cnty., Econ. Dev. Auth. Res. Care Fac. Rev.
Bonds, (United Methodist Homes), 5.00%, 6/1/22	BB+/P	625,000	664,919
King George Cnty., Indl. Dev. Auth. Mandatory
Put Bonds (5/1/19), (Waste Mgt., Inc.-King George
Landfill, Inc.), Ser. A, 2.50%, 6/1/23	A–	4,875,000	4,875,000
Lexington, Indl. Dev. Auth. Res. Care Fac. Rev.
Bonds, (Kendal at Lexington), 4.00%, 1/1/31	BBB–/F	675,000	697,950
Lower Magnolia Green Cmnty., Dev. Auth. 144A
Special Assmt. Bonds, 5.00%, 3/1/35	B/P	485,000	494,545
Small Bus. Fin. Auth. Private Activity Rev. Bonds,
(Transform 66 P3), 5.00%, 12/31/49	Baa3	1,000,000	1,097,450
Suffolk, Econ. Dev. Auth. Retirement Fac. Rev.
Bonds, (United Church Homes & Svcs. Oblig. Group),
5.00%, 9/1/31	BB/P	500,000	543,450
VA State Cmnwlth. U. Hlth. Syst. Auth. Rev. Bonds,
Ser. B, 4.00%, 7/1/40	Aa3	2,000,000	2,111,020
VA State Small Bus. Fin. Auth. Rev. Bonds
(Elizabeth River Crossings OPCO, LLC),
6.00%, 1/1/37	BBB	740,000	816,864
(Express Lanes, LLC), 5.00%, 7/1/34	BBB	1,150,000	1,219,207
			16,152,675
Washington (4.8%)
Kalispel Tribe of Indians Priority Dist. Rev. Bonds,
Ser. A, 5.25%, 1/1/38	BB+/P	750,000	815,168
Port of Seattle, Rev. Bonds, Ser. C, 5.00%, 4/1/40	A1	625,000	690,813
Port Seattle, Port Indl. Dev. Corp. Rev. Bonds,
(Delta Airlines, Inc.), 5.00%, 4/1/30	BBB–	800,000	865,432

Managed Municipal Income Trust 33

MUNICIPAL BONDS AND NOTES (131.6%)* cont.	Rating**	Principal amount	Value
Washington cont.
Skagit Cnty., Pub. Hosp. Rev. Bonds, (Dist. No. 001),
5.75%, 12/1/35	Baa2	$2,500,000	$2,613,325
Tobacco Settlement Auth. of WA Rev. Bonds,
5.25%, 6/1/32	A–	1,275,000	1,344,296
WA State G.G. Bonds, Ser. C, 5.00%, 2/1/33 T	Aa1	3,400,000	4,126,551
WA State Hlth. Care Fac. Auth. Mandatory Put Bonds
(7/1/22), (Fred Hutchinson Cancer Research Ctr.),
Ser. B, 2.759%, 1/1/42	A+	1,700,000	1,717,425
WA State Hlth. Care Fac. Auth. Rev. Bonds
(WA Hlth. Svcs.), 7.00%, 7/1/39
(Prerefunded 7/1/19)	Baa1	1,000,000	1,008,580
(Overlake Hosp. Med. Ctr.), Ser. A, 5.00%, 7/1/36	A2	2,145,000	2,473,142
WA State Hsg. Fin. Comm. Rev. Bonds,
(Wesley Homes Lea Hill), 5.00%, 7/1/41	B/P	500,000	519,790
WA State Hsg. Fin. Comm. 144A Rev. Bonds
(Bayview Manor Homes), Ser. A, 5.00%, 7/1/46	BB+/P	1,230,000	1,282,533
(Presbyterian Retirement Cmnty. Northwest),
Ser. A, 5.00%, 1/1/36	BB+/F	1,175,000	1,270,821
			18,727,876
Wisconsin (2.7%)
Pub. Fin. Auth. Arpt. Fac. Rev. Bonds, (Sr. Oblig.
Group), 5.25%, 7/1/28	BBB+	350,000	379,159
Pub. Fin. Auth. Edl. Fac. Rev. Bonds, (Piedmont
Cmnty. Charter School), 5.00%, 6/15/53	Baa3	1,150,000	1,257,376
Pub. Fin. Auth. Exempt Fac. Rev. Bonds, (Celanese
U.S. Holdings, LLC), Ser. C, 4.30%, 11/1/30	BBB	300,000	311,571
Pub. Fin. Auth. Higher Ed. Fac. Rev. Bonds,
(Gannon U.)
5.00%, 5/1/47	BBB+	250,000	272,560
5.00%, 5/1/42	BBB+	1,090,000	1,188,274
Pub. Fin. Auth. Ltd. Oblig. Pilot 144A Rev. Bonds,
(American Dream at Meadowlands), 7.00%, 12/1/50	BB/P	1,000,000	1,170,280
Pub. Fin. Auth. Retirement Fac. Rev. Bonds,
(Southminster, Inc.), 5.00%, 10/1/43	BB/F	750,000	798,030
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(St. Johns Cmntys. Inc.), Ser. A, 7.625%, 9/15/39
(Prerefunded 9/15/19)	AAA/F	1,350,000	1,379,484
(St. John’s Cmnty., Inc.), Ser. B, 5.00%, 9/15/45	BBB–/F	250,000	257,240
WI State Pub. Fin. Auth Sr. Living Rev. Bonds,
(Rose Villa, Inc.), Ser. A, 5.75%, 11/15/44	BB–/P	1,800,000	1,922,760
WI State Pub. Fin. Auth Sr. Living 144A Rev. Bonds,
(Mary’s Woods at Marylhurst), Ser. A, 5.25%, 5/15/37	BB/F	380,000	405,635
WI State Pub. Fin. Auth. 144A Rev. Bonds, (Church
Home of Hartford, Inc.), Ser. A, 5.00%, 9/1/30	BB/F	945,000	1,003,420
			10,345,789
Total municipal bonds and notes (cost $494,355,635)			$513,279,164

34 Managed Municipal Income Trust

SHORT-TERM INVESTMENTS (—%)*	Principal amount	Value
U.S. Treasury Bills 2.448%, 7/11/19 #	$45,000	$44,789
U.S. Treasury Bills 2.464%, 7/18/19	46,000	45,763
U.S. Treasury Bills 2.441%, 5/14/19 #	52,000	51,955
Total short-term investments (cost $142,503)		$142,507

TOTAL INVESTMENTS
Total investments (cost $494,498,138)		$513,421,671

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2018 through April 30, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $390,102,520.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $66,881 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

T Underlying security in a tender option bond transaction. This security has been segregated as collateral for financing transactions.

At the close of the reporting period, the fund maintained liquid assets totaling $2,491,074 to cover certain derivative contracts, tender option bonds, and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 2.30%, 2.48% and 2.58%, respectively, as of the close of the reporting period.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

Managed Municipal Income Trust 35

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Health care	32.3%
Utilities	16.0
Education	15.9
Transportation	15.4

FUTURES CONTRACTS OUTSTANDING at 4/30/19 (Unaudited)
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
U.S. Treasury Note Ultra 10 yr (Long)	47	$6,193,719	$6,193,719	Jun-19	$27,906
Unrealized appreciation					27,906
Unrealized (depreciation)					—
Total					$27,906

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/19 (Unaudited)
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A.
$2,200,000	$58,225	$—	7/19/19	—	2.805% minus	$58,225
					Municipal Market
					Data Index AAA
					municipal yields
					30 Year rate — At
					maturity
Morgan Stanley & Co. International PLC
5,000,000	32,750	—	7/2/19	—	2.03% minus	(32,750)
					Municipal Market
					Data Index AAA
					municipal yields
					10 Year rate — At
					maturity
Upfront premium received		—		Unrealized appreciation		58,225
Upfront premium (paid)		—		Unrealized (depreciation)		(32,750)
Total		$—		Total		$25,475

36 Managed Municipal Income Trust

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$513,180,135	$99,029
Short-term investments	—	142,507	—
Totals by level	$—	$513,322,642	$99,029

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$27,906	$—	$—
Total return swap contracts	—	25,475	—
Totals by level	$27,906	$25,475	$—

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Managed Municipal Income Trust 37

Statement of assets and liabilities 4/30/19 (Unaudited)

ASSETS
Investment in securities, at value (Notes 1 and 8):
Unaffiliated issuers (identified cost $494,498,138)	$513,421,671
Cash	237,271
Interest and other receivables	7,460,739
Receivable for investments sold	135,000
Receivable for variation margin on futures contracts (Note 1)	13,953
Unrealized appreciation on OTC swap contracts (Note 1)	58,225
Prepaid assets	32,242
Total assets	521,359,101

LIABILITIES
Payable for investments purchased	1,875,000
Payable for compensation of Manager (Note 2)	646,786
Payable for custodian fees (Note 2)	1,499
Payable for investor servicing fees (Note 2)	32,320
Payable for Trustee compensation and expenses (Note 2)	171,049
Payable for administrative services (Note 2)	1,440
Payable for floating rate notes issued (Note 1)	27,247,757
Distributions payable to shareholders	1,614,807
Distributions payable to preferred shareholders (Note 1)	88,648
Unrealized depreciation on OTC swap contracts (Note 1)	32,750
Other accrued expenses	194,525
Total liabilities	31,906,581
Series A remarketed preferred shares: (240 shares authorized and issued at $100,000 per
share) (Note 4)	24,000,000
Series C remarketed preferred shares: (1,507 shares authorized and issued at $50,000 per
share) (Note 4)	75,350,000
Net assets	$390,102,520

REPRESENTED BY
Paid-in capital — common shares (Unlimited shares authorized) (Notes 1 and 5)	$373,106,793
Total distributable earnings (Note 1)	16,995,727
Total — Representing net assets applicable to common shares outstanding	$390,102,520

COMPUTATION OF NET ASSET VALUE
Net asset value per common share
($390,102,520 divided by 49,204,185 shares)	$7.93

The accompanying notes are an integral part of these financial statements.

38 Managed Municipal Income Trust

Statement of operations Six months ended 4/30/19 (Unaudited)

INVESTMENT INCOME
Interest income	$11,585,314
Total investment income	11,585,314

EXPENSES
Compensation of Manager (Note 2)	1,293,340
Investor servicing fees (Note 2)	96,253
Custodian fees (Note 2)	6,244
Trustee compensation and expenses (Note 2)	8,677
Administrative services (Note 2)	7,202
Interest and fees expense (Note 2)	335,833
Preferred share remarketing agent fees	74,928
Other	232,534
Total expenses	2,055,011

Expense reduction (Note 2)	(36,792)
Net expenses	2,018,219

Net investment income	9,567,095

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	3,962,626
Futures contracts (Note 1)	35,578
Total net realized gain	3,998,204
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	10,580,101
Futures contracts	27,906
Swap contracts	25,475
Total change in net unrealized appreciation	10,633,482

Net gain on investments	14,631,686

Net increase in net assets resulting from operations	$24,198,781

Distributions to Series A and C remarketed preferred shareholders (Note 1):
From ordinary income
Taxable net investment income	—
From tax exempt net investment income	(1,368,527)
Net increase in net assets resulting from operations (applicable to common shareholders)	22,380,254

The accompanying notes are an integral part of these financial statements.

Managed Municipal Income Trust 39

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 4/30/19*	Year ended 10/31/18
Operations
Net investment income	$9,567,095	$20,749,776
Net realized gain on investments
and foreign currency transactions	3,998,204	4,983,122
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	10,633,482	(22,820,843)
Net increase in net assets resulting from operations	24,198,781	2,912,055

Distributions to Series A and C remarketed preferred
shareholders (Note 1):
From ordinary income
Taxable net investment income	—	—
From tax exempt net investment income	(1,368,527)	(2,062,049)
Net increase in net assets resulting from operations
(applicable to common shareholders)	22,830,254	850,006

Distributions to common shareholders (note 1):
From ordinary income
Taxable net investment income	—	—
From tax exempt net investment income	(9,350,156)	(19,231,990)
Decrease from capital shares repurchased (Note 5)	(8,401,154)	(23,562,130)
Total increase (decrease) in net assets	5,078,944	(41,944,114)

NET ASSETS
Beginning of period	385,023,576	426,967,690
End of period	$390,102,520	$385,023,576

NUMBER OF FUND SHARES
Common shares outstanding at beginning of period	50,407,625	53,735,135
Shares repurchased (Note 4)	(1,203,440)	(3,327,510)
Common shares outstanding at end of period	49,204,185	50,407,625

Series A Remarketed preferred shares outstanding at
beginning and end of period	240	240

Series C Remarketed preferred shares outstanding at
beginning and end of period	1,507	1,507

* Unaudited.

The accompanying notes are an integral part of these financial statements.

40 Managed Municipal Income Trust

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
Sixmonths				Year ended
	ended**
	4/30/19	10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
Net asset value, beginning of period
(common shares)	$7.64	$7.95	$8.10	$7.97	$7.94	$7.34
Investment operations:
Net investment income a	.19	.40	.39	.43	.45	.45
Net realized and unrealized
gain (loss) on investments	.30	(.35)	(.17)	.15	(.02)	.59
Total from investment operations	.49	.05	.22	.58	.43	1.04
Distributions to preferred shareholders:
From net investment income	(.03)	(.04)	(.02)	(.01)	— [e]	— [e]
Total from investment operations
(applicable to common shareholders)	.46	.01	.20	.57	.43	1.04
Distributions to common shareholders:
From net investment income	(.19)	(.37)	(.39)	(.44)	(.43)	(.46)
From return of capital	—	—	(.01)	—	—	—
Total distributions	(.19)	(.37)	(.40)	(.44)	(.43)	(.46)
Increase from shares repurchased	.02	.05	— [e]	— [e]	.03	.02
Increase from Preferred shares
tender offer	—	—	.05	—	—	—
Net asset value, end of period
(common shares)	$7.93	$7.64	$7.95	$8.10	$7.97	$7.94
Market price, end of period
(common shares)	$7.47	$6.71	$7.43	$7.48	$7.30	$7.17
Total return at market price (%)
(common shares) b	14.25 *	(4.91)	4.84	8.38	8.11	14.18

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(common shares) (in thousands)	$390,103	$385,024	$426,968	$436,309	$430,032	$445,877
Ratio of expenses to average
net assets (including interest
expense) (%) c,d,f	.53 *	1.03	1.13 [g]	.92	.90	.91
Ratio of net investment income
to average net assets (%) c	2.13 *	4.54	4.73	5.09	5.57	5.69
Portfolio turnover (%)	20 *	28	30	24	13	14

(Continued on next page)

Managed Municipal Income Trust 41

Financial highlights cont.

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

d Includes amounts paid through expense offset arrangements, if any (Note 2).

e Amount represents less than $0.01 per share.

f Includes interest and fee expense associated with borrowings which amounted to:

Percentage of average net assets
April 30, 2019	0.09%
October 31, 2018	0.17
October 31, 2017	0.06
October 31, 2016	0.03
October 31, 2015	0.02
October 31, 2014	0.02

g Includes 0.17% of increased proxy solicitation and legal fees related to the 2017 annual shareholder meeting.

The accompanying notes are an integral part of these financial statements.

42 Managed Municipal Income Trust

Notes to financial statements 4/30/19 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2018 through April 30, 2019.

Putnam Managed Municipal Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The goal of the fund is to seek a high level of current income exempt from federal income tax. The fund intends to achieve its objective by investing in a diversified portfolio of tax-exempt municipal securities which Putnam Management believes does not involve undue risk to income or principal. Up to 60% of the fund’s assets may consist of high-yield tax-exempt municipal securities that are below investment grade and involve special risk considerations. The fund also uses leverage, primarily by issuing preferred shares in an effort to enhance the returns for the common shareholders. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value. The fund also uses leverage which involves risk and may increase the volatility of the fund’s net asset value.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, transfer agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other

Managed Municipal Income Trust 43

multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, for hedging sector exposure, for gaining exposure to specific sectors and for hedging inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other

44 Managed Municipal Income Trust

things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $32,750 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Tender option bond transactions The fund may participate in transactions whereby a fixed-rate bond is transferred to a tender option bond trust (TOB trust) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing floating-rate bonds to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to collapse. The fund accounts for the transfer of the fixed-rate bond to the TOB trust as a secured borrowing by including the fixed-rate bond in the fund’s portfolio and including the floating rate bond as a liability in the Statement of assets and liabilities. At the close of the reporting period, the fund’s investments with a value of $42,659,314 were held by the TOB trust and served as collateral for $27,247,757 in floating-rate bonds outstanding. For the reporting period ended, the fund incurred interest expense of $243,224 for these investments based on an average interest rate of 1.65%.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At October 31, 2018, the fund had a capital loss carryover of $3,391,502 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

	Loss carryover
Short-term	Long-term	Total	Expiration
$3,391,502	N/A	$3,391,502	October 31, 2019

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Managed Municipal Income Trust 45

The aggregate identified cost on a tax basis is $494,410,711, resulting in gross unrealized appreciation and depreciation of $22,081,250 and $3,016,909, respectively, or net unrealized appreciation of $19,064,341.

Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Effective with the December 2018 distributions, the fund established targeted distribution rates to its common shareholders, whose principal source of the distribution is ordinary income.  However, the balance of the distribution, if any, comes first from capital gain and then will constitute a return of capital.  A return of capital is not taxable; rather it reduces a shareholder’s tax basis in their shares of the fund.  The fund may make return of capital distributions to achieve the targeted distribution rates. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred Series A shares is generally a 28 day period, and generally a 7 day period for Class C. The applicable dividend rate for the remarketed preferred shares on April 30, 2019 was 2.717% on class A, and 2.717% for Series C.

During the reporting period, the fund has experienced unsuccessful remarketings of its remarketed preferred shares. As a result, dividends to the remarketed preferred shares have been paid at the “maximum dividend rate,” pursuant to the fund’s by-laws, which, based on the current credit quality of the remarketed preferred shares, equals 110% of the 60-day “AA” composite commercial paper rate.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference (redemption value of preferred shares, plus accumulated and unpaid dividends) of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund, including assets attributable to preferred shares. Such fee is based on the following annual rates based on the average weekly net assets attributable to common and preferred shares.

The lesser of (i) 0.550% of average net assets attributable to common and preferred shares outstanding, or (ii) the following rates:

	of the first $500 million of average		of the next $5 billion of average weekly
0.650%	weekly net assets,	0.425%	net assets.
	of the next $500 million of average		of the next $5 billion of average weekly
0.550%	weekly net assets	0.405%	net assets.
	of the next $500 million of average		of the next $5 billion of average weekly
0.500%	weekly net assets	0.390%	net assets,
	of the next $5 billion of average weekly	0.380%	of any excess thereafter.
0.450%	net assets.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.267% of the fund’s average net assets attributable to common and preferred shares outstanding.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund’s gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than the effective management fees rate under the contract multiplied by the liquidation preference of the remarketed preferred shares outstanding during the period).

46 Managed Municipal Income Trust

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average daily net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $36,792 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $279, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$101,580,256	$119,546,283
U.S. government securities (Long-term)	—	—
Total	$101,580,256	$119,546,283

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Preferred Shares

The Series A (240) and C (1,507) Remarketed Preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per Series A Remarketed Preferred share and $50,000 per Series C Remarketed Preferred share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

Managed Municipal Income Trust 47

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares. Additionally, the fund’s bylaws impose more stringent asset coverage requirements and restrictions relating to the rating of the remarketed preferred shares by the shares’ rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At period end, no such restrictions have been placed on the fund.

Note 5: Shares repurchased

In September 2018, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 9, 2019 (based on shares outstanding as of October 9, 2018). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 9, 2018 (based on shares outstanding as of October 9, 2017). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the reporting period, the fund repurchased 1,203,440 common shares for an aggregate purchase price of $8,401,154, which reflects a weighted-average discount from net asset value per share of 9.36%. The weighted-average discount reflects the payment of commissions by the fund to execute repurchase trades.

For the previous fiscal year, the fund repurchased 3,327,510 common shares for an aggregate purchase price of $23,562,130 which reflected a weighted-average discount from net asset value per share of 9.37%. The weighted-average discount reflected the payment of commissions by the fund to execute repurchase trades.

At the close of the reporting period, Putnam Investments, LLC owned approximately 1,505 shares of the fund (less than 0.03% of the fund’s shares outstanding), valued at $11,935 based on net asset value.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

48 Managed Municipal Income Trust

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	20
OTC total return swap contracts (notional)	$3,100,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Interest rate contracts	Receivables	$86,131*	Payables	$32,750
Total		$86,131		$32,750

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Futures	Total
Interest rate contracts	$35,578	$35,578
Total	$35,578	$35,578

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Interest rate contracts	$27,906	$25,475	$53,381
Total	$27,906	$25,475	$53,381

Managed Municipal Income Trust 49

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Citibank, N.A.	JPMorgan Securities LLC	Morgan Stanley & Co. International PLC	Total
Assets:
OTC Total return swap contracts*#	$58,225	$—	$—	$58,225
Futures contracts§	—	13,953	—	13,953
Total Assets	$58,225	$13,953	$—	$72,178
Liabilities:
OTC Total return swap contracts*#	—	—	32,750	32,750
Futures contracts§	—	—	—	—
Total Liabilities	$—	$—	$32,750	$32,750
Total Financial and Derivative	$58,225	$13,953	$(32,750)	$39,428
Net Assets
Total collateral received	$—	$—	$—
(pledged)†##
Net amount	$58,225	$13,953	$(32,750)
Controlled collateral received
(including TBA commitments)**	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts, which is not included in the table above, amounted to $68,881.

50 Managed Municipal Income Trust

Shareholder meeting results (Unaudited)

April 26, 2019 annual meeting

At the meeting, a proposal to fix the number of Trustees at 11 was approved as follows:

Votes for	Votes against	Abstentions
42,290,995	1,595,283	724,748

At the meeting, each of the nominees for Trustees was elected as follows:

	Votes for	Votes withheld
Liaquat Ahamed	42,744,032	1,991,527
Ravi Akhoury	42,370,692	2,364,867
Barbara M. Baumann	42,813,074	1,922,485
Katinka Domotorffy	42,668,090	2,067,469
Catharine Bond Hill	43,236,570	1,498,989
Paul L. Joskow	42,695,144	2,040,414
Kenneth R. Leibler	42,699,023	2,036,535
Robert L. Reynolds	43,087,688	1,647,871
Manoj P. Singh	42,524,507	2,211,051

At the meeting, each of the preferred nominees for Trustees was elected as follows:

	Votes for	Votes withheld
Robert E. Patterson	1,661	—
George Putnam, III	1,661	—

At the meeting, a proposal to convert Putnam Managed Municipal Income Trust to an open-end investment company and approve certain related amendments to its Declaration of Trust was not approved as follows:

Votes for	Votes against	Abstentions
2,892,288	14,324,471	865,232

All tabulations are rounded to the nearest whole number.

Managed Municipal Income Trust 51

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	Manoj P. Singh	Vice President and
Putnam Retail Management		Assistant Treasurer
100 Federal Street	Officers
Boston, MA 02110	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Legal Counsel	and Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Assistant Treasurer
Vice President and
	Chief Legal Officer	Denere P. Poulack
Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

52 Managed Municipal Income Trust

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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SA700 316786 6/19

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) There have been no changes to the list of the registrant's identified portfolio managers included in the registrant's report on Form N-CSR for the most recent completed fiscal year.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

November 1 — November 30, 2018	356,301	$6.88	356,301	4,335,828
December 1 — December 31, 2018	429,129	$6.91	429,129	3,906,699
January 1 — January 31, 2019	418,010	$7.14	418,010	3,488,689
February 1 — February 28, 2019	—	—	—	3,488,689
March 1 — March 31, 2019	—	—	—	3,488,689
April 1 — April 30, 2019	—	—	—	3,488,689

*	In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the fund to repurchase of up to 10% of its fund's outstanding common shares over the two-years ending October 5, 2007. The Trustees have subsequently renewed the program on an annual basis. The program renewed by the Board in September 2017, which was in effect between October 10, 2017 and October 9, 2018, allowed the fund to repurchase up to 5,373,513 of its shares. The program renewed by the Board in September 2018, which is in effect between October 10, 2018 and October 9, 2019, allows the fund to repurchase up to 5,056,605 of its shares.

**	Information prior to October 10, 2018 is based on the total number of shares eligible for repurchase under the program, as amended through September 2017. Information from October 10, 2018 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2018.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Managed Municipal Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 26, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: June 26, 2019